                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        INLAND ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ----------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

           ----------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ----------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

           ----------------------------------------------------
       (5) Total fee paid:

           ----------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

           ----------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

           ----------------------------------------------------
       (3) Filing Party:

           ----------------------------------------------------
       (4) Date Filed:

           ----------------------------------------------------

                        INLAND ENTERTAINMENT CORPORATION
                      16868 VIA DEL CAMPO COURT, SUITE 200
                          SAN DIEGO, CALIFORNIA 92127

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

     We cordially invite you to attend our Annual Meeting of Shareholders. This Annual Meeting will be held at 10:00 A.M., California time, on Friday, December 10, 1999, at the executive offices of the Company, located at 16868 Via Del Campo Court, Suite 200, San Diego, California 92127, for the following purposes:

          1. To elect nine directors to the Board of Directors to hold office for a term of one year and until their respective successors are elected and qualified.*

          2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Venture Catalyst Incorporated."

          3. To approve a resolution permitting the Company to take action by the written consent of fewer than all of the shareholders of the Company entitled to vote with respect to the subject matter of the action.

          4. To approve the Amended and Restated Bylaws of the Company.

          5. To transact such other business as may properly come before this Annual Meeting or any adjournment thereof.

     The Board of Directors has nominated Richard T. Harrison, Thomas G. Holmes, Andrew B. Laub, Jana McKeag, G. Fritz Opel, Charles Reibel, Sanjay Sabnani, Cornelius E. ("Neil") Smyth and L. Donald Speer, II, for election to the Board of Directors.*

     The Board of Directors has fixed the close of business on October 22, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.
---------------
* There is the possibility that prior to the Annual Meeting, Richard T. Harrison, a director and nominee, will resign from his positions as a director and executive officer of the Company and as an employee, executive officer and director of Cyberworks, Inc., a wholly-owned subsidiary of the Company, to pursue other interests, and will decline to serve as a nominee for election as a director at the Annual Meeting. In that event, the Board of Directors will decrease the number of authorized directors to eight; as a result, the shareholders will be asked to elect eight instead of nine directors, and the eight remaining nominees shall continue to be the nominees of the Board of Directors.

     YOU ARE CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. HOWEVER, YOU ARE ALSO REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT YOU HAVE RETURNED A SIGNED PROXY, BUT ELECT TO ATTEND THIS ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          /s/ CHRISTOPHER WM. VOISIN
                                          Christopher Wm. Voisin
                                          Secretary

San Diego, California
October 28, 1999

                        INLAND ENTERTAINMENT CORPORATION
                      16868 VIA DEL CAMPO COURT, SUITE 200
                          SAN DIEGO, CALIFORNIA 92127

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The Board of Directors of Inland Entertainment Corporation (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, December 10, 1999, at the executive offices of the Company, located at 16868 Via Del Campo Court, Suite 200, San Diego, California 92127, at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described herein. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is November 9, 1999.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     WHO MAY VOTE. The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on October 22, 1999, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"), and, at the Record Date, 4,760,786 shares were outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.

     REVOCABILITY OF PROXY. You may revoke your proxy prior to its exercise. You may do this by (a) delivering to the Secretary of the Company, Christopher Wm. Voisin, at or prior to the Annual Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked, or (b) voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke your proxy.

     HOW YOUR SHARES WILL BE VOTED. All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR (a) election of the Board's nine nominees for directors, (b) approval of the amendment to the Company's Articles of Incorporation to change the name of the Company to "Venture Catalyst Incorporated," (c) approval of a resolution allowing the Company to take action by the written consent of less than all of the shareholders entitled to vote on the subject matter of the action, and (d) approval of the Amended and Restated Bylaws of the Company. In the event that a nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the persons named in the proxy will vote for the election of such person or persons as may be designated by the Board; alternatively, the Board of Directors may elect to decrease the number of directors, retaining the remaining nominees. There is the possibility that prior to the Annual Meeting, Richard T. Harrison, a director and nominee, will resign from his positions as a director and executive officer of the Company and as an employee, executive officer and director of Cyberworks, Inc., a wholly-owned subsidiary of the Company, to pursue other interests, and will decline to serve as a nominee for election as a director at the Annual Meeting. In that event, the Board of Directors will decrease the number of authorized directors to eight; as a result, a vote for all the nominees shall be a vote for the eight remaining nominees and, if no directions are specified, the persons named in the proxy will vote to elect the eight remaining nominees. The Company does not anticipate any of the other nominees being unable or declining to serve as a director at the time of the Annual Meeting. As to any other business which may properly come before the

Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     QUORUM; VOTING; BROKER NON-VOTES. Shares of Common Stock will be counted as present at the Annual Meeting if the shareholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company's outstanding shares entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the Meeting and conduct business. This is called a quorum. The nine nominees receiving the highest number of votes FOR a director will be elected as directors. This number is called a plurality. For each of the proposals (other than the election of directors), once a quorum is established, shareholder approval is obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     EXPENSES; METHOD OF SOLICITATION. The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to shareholders whose Common Stock is held of record by such entities.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     This table contains certain information as of the Record Date regarding all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company who also are the nominees for director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (we refer to all these officers as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the U.S. Securities and Exchange Commission (the "SEC"), or based upon the actual knowledge of the Company.

                                                            AMOUNT AND NATURE OF
                                                           BENEFICIAL OWNERSHIP(1)
                                                           -----------------------
                                                           NUMBER OF
                                                            SHARES       RIGHT TO     PERCENT OF
                          NAME                             OWNED(2)     ACQUIRE(3)    CLASS(1)(2)
                          ----                             ---------    ----------    -----------
Karol M. Schoen..........................................    477,216      122,784        12.3%
  9254-B Lake Murray Blvd.
  San Diego, California 92119
Jo Ann Speer(4)..........................................    374,000           --         7.9%
  5731 Loma Verde
  Rancho Santa Fe, California 92067
Arthur R Pfizenmayer.....................................         --      342,500         6.7%
  P.O. Box 231369
  Encinitas, California 92023
Directors/Nominees:
  L. Donald Speer, II(5).................................  1,578,360      300,000        37.1%
  Richard T. ("Chip") Harrison(5)........................    750,000           --        15.8%
  Andrew B. Laub(5)......................................         --      320,000         6.3%
  G. Fritz Opel(5).......................................      1,000      240,000         4.8%
  Jana McKeag............................................         --       60,000         1.2%
     1350 I Street, N.W., Suite 2002
     Washington, D.C. 20005
  Thomas G. Holmes.......................................         --       35,000        *
     8 Proctor Road
     Merrimack, New Hampshire 03054
  Charles Reibel.........................................         --       41,250        *
     11755 Wilshire Blvd., Suite 1800
     Los Angeles, California 90025
  Sanjay Sabnani.........................................         --       65,625         1.4%
     3420 Ocean Park Blvd., Suite 3020
     Santa Monica, California 90405
  Cornelius E. ("Neil") Smyth............................         --       41,250        *
     20 Bahama Bend
     Coronado, California 92118
Named Executive Officers Who are Not Directors:
  Robert Regent(5).......................................         --       90,000         1.9%
All directors and executive officers as a group (10
  persons)...............................................  2,329,360    1,193,125        59.2%

---------------
 *  Less than one percent

(1) Subject to applicable community property and similar statutes.

(2) Includes shares beneficially owned, whether directly or indirectly, individually or together with associates.
                                    (Footnotes continued on the following page.)

(Footnotes continued from the preceding page.)

(3) Shares that can be acquired through stock option exercises through December 21, 1999, within 60 days of the Record Date. These shares are referred to herein as "Stock Option Shares".

(4) Jo Ann Speer is the former spouse of L. Donald Speer, II.

(5) The mailing address of such shareholder is in care of Inland Entertainment Corporation, 16868 Via Del Campo Court, Suite 200, San Diego, California 92127.

CHANGE IN CONTROL OF THE COMPANY

     Arrangements Which May Result in a Change of Control. Pursuant to the Company's Articles of Incorporation, no person may become an officer, director or the beneficial owner of such number of any class or series of the Company's issued and outstanding capital stock such that he or she shall hold, directly or indirectly, one of the ten greatest financial interests in the Company (an "Interested Person") unless such Interested Person agrees in writing to (a) provide the National Indian Gaming Commission ("Gaming Commission") or other gaming authority having jurisdiction over the Company's operations ("Gaming Authority") with information regarding such Interested Person, including information regarding other gaming-related activities of such Interested Person and financial statements, in such form, and with such updates, as may be required by the Gaming Commission or other Gaming Authority; (b) respond to written or oral questions that may be propounded by the Gaming Commission or any Gaming Authority; and (c) consent to the performance of any background investigation that may be required by the Gaming Commission or any Gaming Authority, including an investigation of any criminal record of such Interested Person.

     In the event that an Interested Person (a) fails to provide information requested by the Gaming Commission or any Gaming Authority, (b) gives the Gaming Commission or any Gaming Authority cause either to deny approval of or to seek to void a management contract to which the Company is a party, or (c) takes action that will affect the voiding of any such management contract, such Interested Person shall be required to divest all of the Company's stock owned by such shareholder within a 90-day period. If the Interested Person is unable to sell such stock within this period, the Interested Person shall notify the Company in writing, and the Company shall repurchase such stock at a purchase price equivalent to the lower of such stock's book value or cost.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

     Under the Articles of Incorporation and Bylaws of the Company (the "Bylaws"), nine persons, Richard T. Harrison, Thomas G. Holmes, Andrew B. Laub, Jana McKeag, G. Fritz Opel, Charles Reibel, Sanjay Sabnani, Cornelius E. ("Neil") Smyth and L. Donald Speer, II, have been nominated by the Board of Directors for election at the Annual Meeting to serve one year terms expiring at the Company's annual meeting in 2000 and until his or her respective successor is elected and qualified.

     The Bylaws provide for not less than three nor more than ten directors, the exact number within the range being set by the Board of Directors from time to time. Currently, the Board of Directors has set that number at nine directors. Each of the nine nominees, whose term expires at the Annual Meeting, presently serves as a director and has served continuously as a director of the Company since the date indicated under the caption "Information with Respect to the Director Nominees" below. In the event the nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the persons named in the proxy will vote for the election of such person or persons as may be designated by the Board of Directors; alternatively, the Board of Directors may elect to decrease the number of directors, retaining the remaining nominees. There is the possibility that prior to the Annual Meeting, Richard T. Harrison, a director and a nominee, will resign from his positions as a director and executive officer of the Company and as an employee, executive officer and director of Cyberworks, Inc., a wholly-owned subsidiary of the Company, to pursue other interests, and will decline to serve as a nominee for election as a director at the Annual Meeting. In that event, the Board of Directors will decrease the number of authorized directors to eight; as a result, a vote for all the nominees shall be a vote for the eight remaining nominees and, if no directions are specified, the persons named in the proxy will vote to elect the eight remaining nominees. The Company does not anticipate any of the other nominees being unable or declining to serve as a director at the time of the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF RICHARD T. HARRISON, THOMAS G. HOLMES, ANDREW B. LAUB, JANA MCKEAG, G. FRITZ OPEL, CHARLES REIBEL, SANJAY SABNANI, CORNELIUS E. ("NEIL") SMYTH AND L. DONALD SPEER, II AS DIRECTORS. A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR ELECTION OF EACH NOMINEE.

INFORMATION WITH RESPECT TO THE DIRECTOR NOMINEES

     The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting, present position with the Company, and other business experience during at least the past five years. With the exception of Messrs. Reibel and Smyth, each of the directors/nominees is an executive officer of the Company.

                                                  DIRECTOR            PRINCIPAL OCCUPATION AND
                   NAME                     AGE     SINCE       OTHER INFORMATION CONCERNING NOMINEE
                   ----                     ---   --------      ------------------------------------
Richard T. ("Chip") Harrison..............  41    Aug. 1998   Richard T. ("Chip") Harrison is President
                                                              and Chief Operating Officer of
                                                              Cyberworks, Inc., a wholly-owned
                                                              subsidiary of the Company that was
                                                              acquired in August 1998. Prior to the
                                                              acquisition, Mr. Harrison served as
                                                              President and Chief Executive Officer and
                                                              sole shareholder of Cyberworks since June
                                                              1995. In addition, Mr. Harrison was
                                                              founder of Pegsys Holdings, a system
                                                              integrator for the client/server
                                                              marketplace, where he served as President
                                                              from 1990 to 1994. From 1983 to 1990, Mr.
                                                              Harrison was Chairman, Chief Executive
                                                              Officer and President of Peripheral
                                                              Systems, Inc., a nationwide systems
                                                              integrator and network products
                                                              distributor.
Thomas G. Holmes..........................  52    Oct. 1997   Thomas G. Holmes joined the Company in
                                                              September 1997 and was appointed as Vice
                                                              President of Technology in October 1997.
                                                              Prior to Mr. Holmes' employment with the
                                                              Company, he worked for Digital Equipment
                                                              Corporation ("DEC") from January 1970 to
                                                              August 1997. In addition to his technical
                                                              management assignments at DEC, Mr. Holmes
                                                              served in senior roles in both marketing
                                                              and sales functions. While on leave from
                                                              DEC, Mr. Holmes served in the U.S. Air
                                                              Force at Nellis A.F.B., Nevada from March
                                                              1971 to November 1974 in the Tactical
                                                              Electronic Warfare Training Squadron.
Andrew B. Laub............................  47    May 1995    Andrew B. Laub has served as Executive
                                                              Vice President, Finance and Development
                                                              of the Company since July 1995, Chief
                                                              Financial Officer since October 1997 and
                                                              Treasurer since May 22, 1995, the
                                                              effective date of the merger of Inland
                                                              Casino Corporation, a Delaware
                                                              corporation ("ICC II"), with and into the
                                                              Company (the "Effective Date"). From the
                                                              Effective Date to July 1995, Mr. Laub
                                                              also held the position of Vice President.
                                                              From September 1994 to the Effective
                                                              Date, Mr. Laub was Vice President,
                                                              Treasurer and a director of ICC II. From
                                                              January 1994 through August 1994, he was
                                                              self-employed as a financial consultant.
                                                              From July 1987 through January 1994, Mr.
                                                              Laub was Treasurer for Southwest Gas
                                                              Corporation, a natural gas distribution
                                                              utility.

                                                  DIRECTOR            PRINCIPAL OCCUPATION AND
                   NAME                     AGE     SINCE       OTHER INFORMATION CONCERNING NOMINEE
                   ----                     ---   --------      ------------------------------------
Jana McKeag...............................  48    Feb. 1996   Jana McKeag has served as a consultant to
                                                              the Company from February to March 1996
                                                              and Vice President, Governmental
                                                              Relations since April 1996. Prior to
                                                              joining the Company, Ms. McKeag served
                                                              from April 1991 through December 1995 as
                                                              a Commissioner on the National Indian
                                                              Gaming Commission. From January through
                                                              April 1991, Ms. McKeag served as Director
                                                              of Native American Programs for the U.S.
                                                              Department of Agriculture and from April
                                                              1985 to December 1990, she held several
                                                              senior management and policy level posts
                                                              at the U.S. Department of the Interior
                                                              including Assistant to the Assistant
                                                              Secretary of Indian Affairs.
G. Fritz Opel.............................  56    Oct. 1995   G. Fritz Opel has served as Executive
                                                              Vice President, Marketing and Consulting
                                                              Services of the Company since June 1996.
                                                              He served as Vice President, Marketing
                                                              and Communications from October 1995
                                                              until June 1996. From July 1995 to
                                                              October 1995, Mr. Opel was employed by
                                                              the Company to coordinate the Company's
                                                              marketing activities. From September 1993
                                                              through June 1995, Mr. Opel served as a
                                                              consultant to the Sycuan Casino, located
                                                              on the Sycuan Indian Reservation near San
                                                              Diego, California, to other Indian tribes
                                                              and to the Company. From August 1989
                                                              through September 1993, Mr. Opel served
                                                              as Director of Marketing for the Sycuan
                                                              Casino.
Charles Reibel............................  49    May 1997    Charles Reibel is a certified public
                                                              accountant and has served as President of
                                                              Charles Reibel, Inc., C.P.A. since
                                                              February 1986. Mr. Reibel was retained as
                                                              the Company's independent certified
                                                              public accountant from March 1991 to June
                                                              1994. Mr. Reibel, since January 1999, has
                                                              served as a partner of Reibel & Rose,
                                                              LLP, certified public accountants, and
                                                              President of Reibel & Rose Financial
                                                              Services, Inc., a financial systems
                                                              consulting company. Reibel & Rose, LLP
                                                              and Reibel & Rose Financial Services,
                                                              Inc., are each affiliates of Charles
                                                              Reibel, Inc. CPA. In addition, Mr. Reibel
                                                              has served as President and a director of
                                                              Gorilla World, Inc., a privately-held
                                                              company that manufactures and distributes
                                                              active-wear clothing, since July 1995.

                                                  DIRECTOR            PRINCIPAL OCCUPATION AND
                   NAME                     AGE     SINCE       OTHER INFORMATION CONCERNING NOMINEE
                   ----                     ---   --------      ------------------------------------
Sanjay Sabnani............................  29    July 1999   Sanjay Sabnani has served as President of
                                                              Venture-Catalyst.com, a division of the
                                                              Company formed in July 1999, and also
                                                              Vice President of Investor Relations for
                                                              the Company since July 1999. From March
                                                              1999 to July 1999, Mr. Sabnani served as
                                                              President of Typhoon Capital Consultants,
                                                              LLC, an investor relations firm, and from
                                                              October 1997 to March 1999 Mr. Sabnani
                                                              was President and head of the Internet
                                                              Consulting division of Coffin
                                                              Communications Group, a Los Angeles-
                                                              based investor relations firm. From April
                                                              1995 to February 1997, Mr. Sabnani served
                                                              as Securities Principal and Branch
                                                              Manager at the Beverly Hills Office of
                                                              Joseph Charles and Associates (JCA), a
                                                              NASD brokerage firm. From December 1993
                                                              to March 1995, Mr. Sabnani held various
                                                              positions at several companies within the
                                                              securities industry.
Cornelius E. ("Neil") Smyth...............  73    May 1995    Cornelius E. ("Neil") Smyth served as a
                                                              director of ICC II from September 1994 to
                                                              the Effective Date. Mr. Smyth is
                                                              currently retired. From February 1990
                                                              through August 1990, Mr. Smyth was a
                                                              consultant in the gaming industry. From
                                                              March 1989 through February 1990, he was
                                                              President of Mexican operations of
                                                              Caesars World International Inc. and from
                                                              September 1983 through March 1989, Mr.
                                                              Smyth was Executive Vice President of
                                                              Latin American operations for Caesars
                                                              World International Inc. From 1981
                                                              through 1983, he was President of the
                                                              Sands Hotel in Las Vegas. From 1970
                                                              through 1981, he was Chief Financial
                                                              Officer and Senior Vice President of
                                                              Caesars Palace in Las Vegas.

                                                  DIRECTOR            PRINCIPAL OCCUPATION AND
                   NAME                     AGE     SINCE       OTHER INFORMATION CONCERNING NOMINEE
                   ----                     ---   --------      ------------------------------------
L. Donald Speer, II.......................  50    May 1995    L. Donald Speer, II has served as Chief
                                                              Executive Officer and Chairman of the
                                                              Board of the Company since the Effective
                                                              Date, and has served as President and
                                                              Chief Operating Officer of the Company
                                                              since June 1997. Mr. Speer served as
                                                              Chairman of the Board and Chief Executive
                                                              Officer of ICC II from June 1994 to the
                                                              Effective Date. From March 1991 through
                                                              June 1994, Mr. Speer was the founder,
                                                              Chairman of the Board, Chief Executive
                                                              Officer and a director of Inland Casino
                                                              Corporation, a Nevada corporation ("ICC
                                                              I"), and managing general partner of
                                                              Inland Casino Partners, a California
                                                              general partnership ("ICP"), each of
                                                              which were consolidated into ICC II
                                                              through a roll-up transaction in June
                                                              1994. Mr. Speer was President of ICC I
                                                              from its inception through March 1994.
                                                              From July 1986 through January 1992, Mr.
                                                              Speer was Chairman of the Board, Chief
                                                              Executive Officer and a director of
                                                              Southwest Gaming, Inc., which provided
                                                              operating services for the Desert Oasis
                                                              Indian Casino, a poker casino on the
                                                              Cabazon Indian Reservation near Indio,
                                                              California.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICER WHO IS NOT A DIRECTOR NOMINEE

     The following table sets forth similar information as that provided for the director nominees with respect to the only executive officer of the Company who is not a director nominee.

                                                                PRINCIPAL OCCUPATION AND
                   NAME                     AGE      OTHER INFORMATION CONCERNING EXECUTIVE OFFICER
                   ----                     ---      ----------------------------------------------
Robert Regent.............................  59    Robert Regent has served as Executive Vice
                                                  President, Casino Operations of the Company since
                                                  June 1997. Prior thereto, from February 1996 to June
                                                  1997, Mr. Regent served as Vice President, Casino
                                                  Operations of the Company, and from October 1995 to
                                                  February 1996, Mr. Regent served as Director of
                                                  Casino Operations for the Company primarily focusing
                                                  on the Barona Casino. From May to October 1995, Mr.
                                                  Regent served as Manager of the Barona Casino for
                                                  the Barona Group of Capitan Grande Band of Mission
                                                  Indians (the "Barona Tribe"), the principal Indian
                                                  Gaming client of the Company. Mr. Regent has held
                                                  numerous positions with various casinos including
                                                  Director of Gaming for the Gold Coast/ Gold Shore
                                                  Casino in Biloxi, Mississippi from February 1993 to
                                                  May 1995; Assistant Casino Manager/Shift Manager for
                                                  the Splash Casino in Tunica, Mississippi from
                                                  September 1992 to February 1993; and Pit Boss and
                                                  Shift Manager for the Horseshoe Hotel & Casino in
                                                  Las Vegas, Nevada from June 1988 to September 1992.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Executive Committee, an Audit Committee and a Compensation Committee whose functions are briefly described below. The Company has not established a Nominating Committee. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses and discussions with management.

     During the fiscal year ended June 30, 1999 (the "Fiscal Year" or "Fiscal 1999"), the Board of Directors met on three occasions. In addition, the Board took action on three occasions by Unanimous Written Consent.

     Executive Committee. At times when the Board of Directors is not in session, the Executive Committee is empowered to exercise the authority of the Board of Directors with respect to the significant day-to-day operational decisions of the Company. The current members of the Executive Committee are L. Donald Speer, II (Chairman), Richard T. ("Chip") Harrison, Andrew B. Laub, G. Fritz Opel and Sanjay Sabnani. During the Fiscal Year, the Executive Committee met informally on a regular basis.

     Audit Committee. The principal duties of the Audit Committee are to (a) meet with the independent accountants to review and approve the scope of their audit engagement; (b) meet with the Company's financial management personnel and independent accountants to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and (c) report to the Board periodically any recommendations the Audit Committee may have with respect to such matters. The current members of the Audit Committee are Cornelius E. ("Neil") Smyth (Chairman) and Charles Reibel. During the Fiscal Year, the Audit Committee met on four occasions.

     Compensation Committee. The principal functions of the Compensation Committee are to (a) evaluate the performance of the Company's officers, including the Chief Executive Officer; (b) evaluate the recommendations of the Company's Chief Executive Officer with respect to performance and compensation of all the Company's officers, and thereafter to make recommendations to the Board relating to the Company's compensation plans and arrangements relating to such persons, including approval of loans to, or guaranteeing the obligations of, such officers; and (c) administer, and make compensation determinations under, all of the Company's stock option plans. The current members of the Compensation Committee are Cornelius E. ("Neil") Smyth (Chairman) and Charles Reibel. The Compensation Committee met on six occasions during the Fiscal Year.

     Each of the incumbent directors attended at least 75% of the aggregate of
(a) the total number of meetings of the Board of Directors held during the Fiscal Year (which were held during the period that such person served as a director) and (b) the total number of meetings held by each committee of the Board on which such director served during the Fiscal Year (which were held during the period that such person served on such committee).

COMPENSATION OF DIRECTORS

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

     Cash Compensation. During Fiscal 1999, each nonemployee director of the Company received for their services as directors $2,500 per meeting attended in person or by telephone plus travel expenses incurred in connection with attendance at each Board of Directors' meeting. In addition, nonemployee directors who are members of the Audit Committee and the Compensation Committee received for their services as members of such committees $500 per committee meeting attended in person or by telephone during the Fiscal Year prior to January 1999 plus travel expenses incurred in connection with attendance at each committee meeting. The fee for attendance at committee meetings increased to $2,500 per meeting, plus travel expenses, for meetings held after January 1, 1999.

     Nonemployee Directors' Plan. Each nonemployee director also is eligible to receive stock options under the Company's 1996 Nonemployee Directors Stock Option Plan (the "1996 Plan"), a non-discretionary, formula stock option plan pursuant to which 100,000 shares of Common Stock have been authorized for issuance. Each nonemployee director who first becomes a member of the Board of Directors will be granted an option to purchase 10,000 shares of Common Stock automatically on the date of his or her election to the Board of Directors. Each nonemployee director also will be granted an option to purchase 5,000 shares of Common Stock automatically on the date of each of the Company's Annual Meetings of Shareholders at which such nonemployee director is elected to the Board of Directors. The exercise price for all options granted under the 1996 Plan is based on the fair market value of the Common Stock on the date of grant. Each option granted under the 1996 Plan shall become exercisable in full 6 months following the date of grant.

     At the close of the Company's last annual meeting of shareholders on December 11, 1998, Charles Reibel and Neil Smyth were each granted, pursuant to the 1996 Plan, an option to purchase 5,000 shares of Common Stock at an exercise price of $3.50 per share, the fair market value of the Common Stock on the date of grant.

     The 1995 Plan. Each nonemployee director also is eligible to receive awards under the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"), a discretionary stock option plan administered by the Compensation Committee, except in the case of grants to nonemployee directors in which case the 1995 Plan is administered by the Board of Directors. In Fiscal 1999, no options under the 1995 Plan were granted to either of the nonemployee directors.

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME

                                   PROPOSAL 2

     The Company's Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company to "Venture Catalyst Incorporated." Specifically, you are being asked for your approval to amend Article I of the Company's Amended and Restated Articles of Incorporation, as amended, to read as follows:

     "The name of the corporation is VENTURE CATALYST INCORPORATED."

     In the judgement of the Board, the change of corporate name is desirable and in the best interest of the Company and its shareholders in view of the significant change in the strategic focus of the business of the Company. The Board believes that the name "Venture Catalyst Incorporated" better reflects the Company's present and future business strategy and direction. Although the Company's primary business has been providing consulting services for gaming operations under agreements with Native American Tribes, beginning in the fiscal year ended June 30, 1998, the Company began to diversify and reinvent itself by expanding into the areas of Internet gaming and web-site development and on-line marketing. In July 1999, the Company formed the Venture-Catalyst.com Division to offer public and private companies a wide array of Internet business services, including financial public relations, venture capital sourcing and on-line business strategy. One of the Division's objectives is to act as a financial consultant to advise clients regarding sources of financing. The Division may, under certain circumstances, make equity investments in, or take all or a portion of its consulting fees in, equity of its clients. The Company intends to continue its pursuit of other Internet related business opportunities and plans to transition itself, over time, from a gaming consulting company to an Internet consulting and "venture catalyst" company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGE OF THE CORPORATE NAME. THE ADOPTION OF THE PROPOSED AMENDMENT REQUIRES THAT THE NUMBER OF VOTES CAST IN FAVOR OF THE PROPOSED AMENDMENT EXCEED THE NUMBER OF VOTES OPPOSING THE PROPOSED AMENDMENT.

     If approved by the shareholders, the amendment to Article I will become effective upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Utah Department of Commerce, Division of Corporations and Commercial Code, which filing is expected to take place shortly after the Annual Meeting. However, the Board of Directors will be authorized, without a further vote of the shareholders, to abandon the name change and determine not to file the Articles of Amendment if the Board concludes that such action would be in the best interest of the Company and its shareholders. If this proposal is not approved by the shareholders, the Articles of Amendment will not be filed.

     If Proposal 2 is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates.

                   APPROVAL OF A RESOLUTION TO TAKE CORPORATE
                     ACTION BY WRITTEN CONSENT OF LESS THAN
                              ALL THE SHAREHOLDERS

                                   PROPOSAL 3

     Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act (the "Utah Act"), a corporation's shareholders may take action without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise provided in the corporation's articles of incorporation or by Utah law. Section 16-10a-1704 of the Utah Act, however, provides that a shareholder action without a meeting by less than unanimous written consent is not permitted for corporations organized prior to July 1, 1992, unless a resolution providing otherwise is approved by their shareholders.

     Although the Company's current Bylaws authorize shareholder action by a less than unanimous written consent, it is unclear whether such provision is valid because the Company has been unable to locate any records of a shareholder-approved resolution permitting such action. In order to "clean up" the corporate records of the Company and to comply with Utah law, the Board of Directors has unanimously adopted, and is recommending to the shareholders for their approval at the Annual Meeting, a resolution allowing the shareholders to take action by a less than unanimous written consent. The text of the resolution is as follows:

     "RESOLVED, that any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted."

     If Proposal 3 is adopted, the foregoing resolution shall become effective immediately. If this proposal is not approved by the shareholders, (a) the validity of the current Bylaw provision authorizing shareholder action by a less than unanimous written consent shall remain unclear and (b) the Amended and Restated Bylaws set forth in Proposal 4 herein shall contain Alternative Section
3.04 pursuant to which a unanimous consent of all the shareholders shall be required to take action by written consent.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF PROPOSAL 3. THE APPROVAL OF THE RESOLUTION REQUIRES THAT THE NUMBER OF VOTES CAST IN FAVOR OF THE PROPOSED RESOLUTION EXCEED THE NUMBER OF VOTES CAST AGAINST THE PROPOSED RESOLUTION.

                      APPROVAL AND ADOPTION OF THE AMENDED
                              AND RESTATED BYLAWS

                                   PROPOSAL 4

     The Board of Directors has unanimously approved, subject to shareholder approval, the Amended and Restated Bylaws which are set forth in full in Appendix A to this Proxy Statement. The Board of Directors decided to take such action to (a) generally update the Company's Bylaws to be consistent with the Utah Act; and (b) clarify the ambiguous language with respect to whether the Board of Directors may alter, amend or repeal the Company's Bylaws. The Amended and Restated Bylaws do not classify the Board of Directors and do not add new provisions to the Company's existing Bylaws generally recognized as "anti-takeover" provisions. The Amended and Restated Bylaws generally track the provisions of the Utah Act and provide the Board of Directors with maximum corporate management operating flexibility as permitted by Utah law.

     The most significant new provision of the Amended and Restated Bylaws is
Section 11.02. Under the Utah Act, a corporation's board of directors may amend the corporation's bylaws at any time, except to the extent that the articles of incorporation, the bylaws or Utah law reserve this power exclusively to the shareholders, in whole or in part. However, the Company's Articles of Incorporation are silent, and the Company's Bylaws are ambiguous, on the matter of the Board's authority to alter, amend or repeal the Company's Bylaws. In order to eliminate this ambiguity, the new Section 11.02 of the Amended and Restated Bylaws clearly states that the Bylaws may be altered, amended or repealed, and new bylaws may be made, by either the Board of Directors or by the shareholders. The new Section 11.02 also states that, except as otherwise provided in the Company's Articles of Incorporation, any bylaws made or altered by the shareholders may be altered or repealed by either the Board of Directors or the shareholders. The Board believes that such provision is necessary to allow the Board to have the necessary flexibility to conduct the business of the Company. You are urged to read the full text of the Amended and Restated Bylaws set forth in Appendix A.

     In addition to the Amendment provision, the Amended and Restated Bylaws include two other significant changes from the Company's current Bylaws, as briefly described below.

     Under the Amended and Restated Bylaws, special meetings of the Board of Directors may be called by the chairman of the board or 50% or more of directors then in office. Under the current Bylaws, such special meetings may be called by
(a) the President, (b) the Secretary, (c) two (2) directors, or (d) if the Board consists of only one (1) director, the sole director.

     Under the Amended and Restated Bylaws (Sections 7.01 and 7.02), the Company's shares need not be represented by certificates, but a shareholder may request to have a certificate or certificates in a form approved by the Board, certifying the number and class and series of shares owned by the shareholder. The current Bylaws do not include provisions regarding uncertificated shares.

     Included in the complete text of the Amended and Restated Bylaws set forth in Appendix A are two versions of Section 3.04 regarding action taken by the shareholders without a meeting; the first version (allowing shareholders to act without a meeting by less than unanimous written consent) shall be used if Proposal 3 is adopted and the second version (allowing shareholders to act without a meeting only by unanimous written consent) shall be used if Proposal 3 is not adopted.

     If the Amended and Restated Bylaws are adopted, such Bylaws shall become effective immediately. If the proposal is not approved by the shareholders, the current Bylaws of the Company shall remain in effect.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF PROPOSAL 4. THE ADOPTION OF THE PROPOSED BYLAWS REQUIRES THAT THE NUMBER OF VOTES CAST IN FAVOR OF THE PROPOSED BYLAWS EXCEED THE NUMBER OF VOTES OPPOSING THE PROPOSED BYLAWS.

                       COMPENSATION OF EXECUTIVE OFFICERS

     This table shows, for the last three fiscal years, compensation information for the Company's Chief Executive Officer and the next four most highly compensated executive officers. We refer to all of these officers as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                             ANNUAL COMPENSATION            AWARDS--
                                      ---------------------------------    SECURITIES
                                                           OTHER ANNUAL    UNDERLYING     ALL OTHER
                                      SALARY               COMPENSATION   OPTIONS/SARS   COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR   ($)(1)    BONUS($)      ($)(2)          (#)           ($)(3)
 ---------------------------   ----   -------   --------   ------------   ------------   ------------
L. Donald Speer, II..........  1999   463,014   102,477           --             --         28,877
Chairman of the Board and      1998   400,000        --       10,441        300,000         26,278
     Chief Executive Officer,  1997   340,481   165,000       16,502        600,000         23,020
     President and Chief
     Operating Officer
Andrew B. Laub...............  1999   206,507        --           --             --            957
     Executive Vice
       President,              1998   175,000    15,000        7,115        200,000            958
     Chief Financial Officer   1997   175,000    15,000       14,873         50,000             --
     and Treasurer
Richard T. "Chip" Harrison...  1999   191,770        --       19,335             --             --
     President and Chief
     Operating Officer         1998        --        --           --             --             --
     of Cyberworks, Inc.(4)    1997        --        --           --             --             --
G. Fritz Opel................  1999   172,308        --       25,891             --            957
     Executive Vice
       President,              1998   175,000    25,000       53,087        200,000            958
     Marketing and Consulting  1997   175,000    25,000       10,758        100,000             --
     Services
Robert Regent................  1999   165,000        --       19,006             --            957
     Executive Vice
       President,              1998   165,000    15,000        4,234             --            958
     Vice President            1997   143,077        --        5,491        150,000             --
     Casino Operations

---------------
(1) Portions of the salaries for Messrs. Speer, Harrison, Opel and Regent were deferred under the Company's 401(k) Plan.

(2) The amounts disclosed in this column include:

     (a) L. Donald Speer, II -- In Fiscal 1998, the amount reflects tax gross-up payments related to long-term disability insurance and automobile benefits. In Fiscal 1997, the amount reflects tax gross-up payments related to automobile benefits. Perquisites provided to Mr. Speer in each of Fiscal 1999, 1998 and 1997 did not meet the disclosure threshold established by the SEC.

     (b) Andrew B. Laub -- In Fiscal 1998, the amount reflects tax gross-up payments related to long-term disability insurance and automobile benefits. In Fiscal 1997, the amount reflects tax gross-up payments related to automobile benefits. Perquisites provided to Mr. Laub in each of Fiscal 1999, 1998 and 1997 did not meet the disclosure threshold established by the SEC.

     (c) Richard T. "Chip" Harrison -- In Fiscal 1999, the amount reflects perquisites related to automobile benefits.

                                    (Footnotes continued on the following page.)

(Footnotes continued from the preceding page.)

     (d) G. Fritz Opel -- In Fiscal 1999, the amount reflects perquisites of which $19,741 is attributable to automobile benefits; the remaining perquisites and related amounts do not meet the disclosure threshold established by the SEC. In Fiscal 1998, the amount reflects tax gross-up payments of $16,774 related to long-term disability insurance and automobile benefits and payments related to perquisites in the amount of $36,313. The amount attributable to perquisites includes $32,710 related to an automobile lease; the remaining perquisites and related amounts do not meet the disclosure threshold established by the SEC. In Fiscal 1997, the amount reflects tax gross-up payments related to automobile benefits. Perquisites provided to Mr. Opel in Fiscal 1997 did not meet the disclosure threshold established by the SEC.

     (e) Robert Regent -- In Fiscal 1999, the amount reflects perquisites of which $12,503 is related to automobile benefits and $5,127 is related to country club membership fees; the remaining perquisites and related amounts do not meet the disclosure threshold established by the SEC. In Fiscal 1998, the amount reflects tax gross-up payments related to long-term disability insurance and automobile benefits. In Fiscal 1997, the amount reflects tax gross-up payments related to automobile benefits. Perquisites provided to Mr. Regent in each of Fiscal 1998 and 1997 did not meet the disclosure threshold established by the SEC.

(3) The Fiscal 1999 amounts disclosed in this column reflect payments by the Company in Fiscal 1999 of premiums for (a) universal life insurance (reverse split dollar) on behalf of Mr. Speer in the amount of $27,920 and (b) term life insurance on behalf of Messrs. Speer, Laub, Opel and Regent in the amounts of $957, $957, $957 and $957, respectively. The Fiscal 1998 amounts disclosed in this column reflect payments by the Company in Fiscal 1998 of premiums for (a) universal life insurance (reverse split dollar) on behalf of Mr. Speer in the amount of $25,320 and (b) term life insurance on behalf of Messrs. Speer, Laub, Opel and Regent in the amounts of $958, $958, $958 and $958, respectively. The Fiscal 1997 amount disclosed in this column reflects payments by the Company of premiums for universal life insurance (reverse split dollar) on behalf of Mr. Speer.

(4) Richard T. Harrison joined the Company in August 1998.

STOCK OPTIONS

     Stock Option Grants. No stock options were granted to the Named Executive Officers during Fiscal 1999.

     Option Exercises/Fiscal Year End Value. No stock options were exercised by the Named Executive Officers during Fiscal 1999. None of the stock options held by the Named Executive Officers were in-the-money at Fiscal 1999 year end.

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS/SARS AT                OPTIONS/SARS
                                SHARES                             FY-END(#)                  AT FY-END($)(1)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
L. Donald Speer, II.........        --            --        300,000        600,000            --             --
Andrew B. Laub..............        --            --        270,000        230,000            --             --
Richard T. "Chip"
  Harrison..................        --            --             --             --            --             --
G. Fritz Opel...............        --            --        220,000        280,000            --             --
Robert Regent...............        --            --         90,000        110,000            --             --

---------------
(1) Excludes the value of all unexercised options which have an exercise price greater than or equal to $2.4375, the closing price of the Common Stock on June 30, 1999 (the last stock trading day of Fiscal 1999).

EMPLOYMENT CONTRACTS WITH CERTAIN NAMED EXECUTIVE OFFICERS

     With the exception of Richard T. Harrison (see "Transactions with Management and Others" below), the Company has not entered into any employment contracts with any of the Named Executive Officers in Fiscal 1999.

CHANGE OF CONTROL ARRANGEMENTS

     Certain of the Company's stock option plans, and certain of the individual stock option agreements entered into thereunder, contain change in control provisions which, under certain circumstances, trigger the acceleration of vesting of options granted thereunder.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In August and November 1997, the Company loaned Christopher Wm. Voisin, Secretary of the Company and the son-in-law of L. Donald Speer, II, Chairman of the Board and Chief Executive Officer and a Director/Nominee, an aggregate principal amount of $49,462. The interest rate on the loan was 8%. Pursuant to a Loan and Security Agreement entered into between the Company and Mr. Voisin in December 1997 and subsequently amended, Mr. Voisin is repaying the outstanding principal and interest pursuant to a payment schedule. The full amount of the indebtedness is scheduled to be repaid on November 15, 2001.

     In connection with the resignation of Arthur R. Pfizenmayer as an officer, director and an employee of the Company on February 13, 1998, the Company entered into a settlement and release agreement with Mr. Pfizenmayer and a consulting agreement with Mr. Pfizenmayer's wholly-owned corporation, Torrey Pines Consultants, Inc. ("Torrey Pines"). Pursuant to the settlement and release agreement, in consideration of the mutual release by the Company and Mr. Pfizenmayer of all claims and liabilities either party had or may have had against the other party based on acts or events occurring on or before the date of the agreement, the Company agreed to (a) reimburse Mr. Pfizenmayer for premiums paid by him if he elects to participate in any of the Company's group health insurance plans pursuant to COBRA through February 28, 1998, and (b) extend all provisions of the stock options granted to Mr. Pfizenmayer under the Company's stock option plans through each year that he or Torrey Pines is engaged as a consultant for the Company. Pursuant to the consulting agreement, the Company retained Torrey Pines as a consultant through February 13, 1999. In consideration for the performance of such consulting services, the Company agreed to pay Torrey Pines $12,500 per month for the first six months of the consulting term and $8,000 per month for the second six months of the consulting term. On May 30, 1998, the Company and Torrey Pines amended the consulting agreement to provide for a consulting fee of $12,500 per month during the entire twelve months of the consulting term. On February 19, 1999, the Company and Torrey Pines further amended their agreement to extend the consulting agreement one year to February 13, 2000 and to amend the consulting compensation. Pursuant to such amendment, the Company has paid to Torrey Pines $50,000 as a non-refundable retainer against which Torrey Pines will invoice the Company for consulting services rendered at the rate of $125 per hour. If services provided exceed the retainer amount, the Company shall pay Torrey Pines for such additional services at the rate of $125 per hour. The consulting agreement also contains certain confidential information and non-competition provisions. As a consultant, Torrey Pines renders advisory services and performs projects as assigned to it, from time to time, by the Chairman of the Board of the Company for matters specifically relating to the Barona Casino and the Barona Tribe.

     On August 27, 1998, the Company acquired 100% of the outstanding equity of Cyberworks, Inc., a California corporation ("Cyberworks") for an aggregate purchase price, exclusive of acquisition costs, of $3,560,000. Richard T. Harrison, as the sole shareholder of Cyberworks, received 750,000 shares of newly-issued Common Stock and $500,000 in cash. For purposes of the merger transaction, the fair market value of a share of Common Stock was determined to be $4.08 per share, this price being established pursuant to a formula set forth in the reorganization agreement.

     On the effective date of the merger, in addition to becoming a principal shareholder of the Company, Richard T. Harrison, the former President and Chief Executive Officer of Cyberworks, was appointed a director of the Company. In addition, on the effective date of the merger, Mr. Harrison entered into an employment agreement (the "Employment Agreement") and a noncompetition agreement (the "Noncompetition Agreement") with the Company and Cyberworks relating to Mr. Harrison's service as President and Chief Operating Officer of Cyberworks following the merger transaction.

     The Employment Agreement provides for an initial base salary of $228,000 per year. The base salary may be adjusted by the Compensation Committee of the Board of Directors, but may not be reduced below the initial base salary set forth above. The term of the employment agreement is through August 27, 2001. The Employment Agreement may be terminated by the Company or Cyberworks for cause, which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors of the Company or Cyberworks and the failure to cure any such breach within 30 days after written notice thereof, (b) the material breach of any term of the Employment Agreement and the failure to cure any such breach within 30 days after written notice thereof, or (c) the misappropriation of assets of the Company or any subsidiary resulting in a material loss to such entity. If the Company or Cyberworks terminates the Employment Agreement without cause, Mr. Harrison shall be entitled to receive his salary and benefits then in effect for the remainder of the term of the agreement, and the vesting of all outstanding stock options and any awards pursuant to the Company's employee benefit plans shall be immediately accelerated. The Employment Agreement also provides Mr. Harrison with his salary and benefits then in effect for the remainder of the term and the acceleration of the vesting of all outstanding stock options or other stock-based awards if he terminates his employment for certain enumerated reasons within one year after a change in control of the Company (as defined in the Employment Agreement). In addition, the Employment Agreement may be terminated by Mr. Harrison at any time upon 60 days prior written notice.

     The Noncompetition Agreement prohibits Mr. Harrison from competing with the Company and Cyberworks and certain affiliates thereof within the territory of the United States of America during his employment with the Company or any of its affiliates and thereafter for the greater of (a) three years from the date of the Noncompetition Agreement or (b) the remainder of the then current term of Mr. Harrison's Employment Agreement. The Noncompetition Agreement also prohibits Mr. Harrison from soliciting certain employees, customers and suppliers of the Company and Cyberworks and certain affiliates thereof during the noncompetition term.

     On April 22, 1999, the Company provided to L. Donald Speer II, Chairman and Chief Executive Officer of the Company and a Director/Nominee, and his spouse, Kelly Jacobs Speer, a bridge loan in the principal amount of $110,000, with interest at the rate of 7%. The debt was secured with the real estate interest in Mr. and Mrs. Speer's condominium. All amounts due under the loan have been repaid in full.

     On July 16, 1999, the Company purchased certain assets (including the rights to the domain name "venture-catalyst.com") and assumed certain liabilities of Typhoon Capital Consultants, LLC, whose members were Sanjay Sabnani, an executive officer of the Company and a Director/Nominee, and his spouse, Manisha Sabnani, for a purchase price of $100,000.

     In connection with the transaction, Mr. Sabnani became an executive officer and a director of the Company and entered into a one year employment agreement with the Company relating to Mr. Sabnani's service as Vice President, Investor Relations Officer of the Company and President of the Company's Internet Consulting Division operating under the name Venture-Catalyst.com. The Employment Agreement provides for an initial annual base salary of $180,000. The base salary may be adjusted by the Compensation Committee of the Board of Directors, but may not be reduced below the initial base salary set forth above.

     In connection with the Employment Agreement, the Compensation Committee of the Board (a) granted to Mr. Sabnani on July 16, 1999 a nonstatutory stock option to purchase 262,500 shares of Common Stock, at an exercise price per share equal to the fair market value on the date of grant, with vesting to occur in four equal installments on October 15, 1999 and on the 15th of January, April and July 2000, and (b) agreed to grant in the future a nonstatutory stock option to purchase 240,000 shares of Common Stock, at an exercise price of $10.00 per share on the date that the fair market value (as defined in the Company's 1995 Stock Option Plan, as amended) of a share of Common Stock is $10.00, provided, however, that to be granted such option the Employee must be an employee of the Company or one of its subsidiaries on such date of grant, in each case pursuant to the terms established by the Compensation Committee.

     The Employment Agreement may be terminated by the Company for cause, which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors of the Company or the Executive Committee of the Board and the failure to cure any such breach within 30 days after written notice thereof, (b) the material breach of any term of the Employment Agreement or the asset purchase agreement related to the above-referenced transaction with Typhoon Capital Consultants, LLC and the failure to cure any such breach within 30 days after written notice thereof, or (c) the misappropriation of assets of the Company or any subsidiary resulting in a material loss to such entity.

     If the Company terminates the Employment Agreement without cause, Mr. Sabnani shall be entitled to the following benefits (a) a cash severance benefit in the aggregate amount of $200,000 payable within 180 days of termination; (b) the furniture and office equipment which the Company purchased pursuant to such asset purchase agreement; (c) if applicable and with the consent of the lessor, the Company will assign to Mr. Sabnani or his designee the Santa Monica office lease; and (d) for a maximum period of 6 months, commencing with the first complete month after termination, the Company will pay to Mr. Sabnani, as an additional severance benefit, 10% of the monthly net revenues received by the Company and solely attributable to services rendered during such 6 month period on Internet consulting accounts originated by the Venture-Catalyst.com Division and which Mr. Sabnani and the Company agreed in writing at the time of origination that should be included in accounts upon which this portion of the severance benefit be based (the "Designated IC Accounts"), such amounts to be payable to Mr. Sabnani within 15 days after the end of the month in which the Company received the payment, and (e) consistent with applicable securities laws and the approval of the applicable issuer whose consent shall not be unreasonably withheld, the Company will transfer to Mr. Sabnani without further consideration,

10% of any equity securities (including transferable vested options or warrants), paid to the Company or the Venture-Catalyst.com Division with respect to any Designated IC Accounts. In addition, the Employment Agreement may be terminated by Mr. Sabnani at any time upon 60 days prior written notice.

     In the opinion of management, the terms of the above-described transactions are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the Fiscal Year, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

        RELATIONSHIP OF THE COMPANY WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, as the Company's auditors for Fiscal 1999 and have selected such firm to act as auditors for the fiscal year ending June 30, 2000. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     If you want us to consider including a proposal in the Company's proxy materials relating to the annual meeting of shareholders to be held in the year 2000, you must submit such proposal to the Company no later than June 30, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and on the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

     With respect to any proposal that a shareholder of the Company presents at the annual meeting of shareholders to be held in 2000 that is not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of shareholders will confer discretionary voting authority to vote on such shareholder proposal unless (a) the Company is notified of such proposal no later than September 25, 2000, and
(b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

                                 ANNUAL REPORT

     YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 OF THE EXCHANGE ACT. YOU MAY ALSO OBTAIN COPIES OF EXHIBITS TO THE FORM 10-KSB, BUT WE WILL CHARGE A REASONABLE FEE TO SHAREHOLDERS REQUESTING SUCH EXHIBITS. YOU SHOULD DIRECT YOUR REQUEST IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, ATTENTION:
CHRISTOPHER WM. VOISIN, SECRETARY.

                                          By Order of the Board of Directors,

                                          /s/ CHRISTOPHER WM. VOISIN
                                          Christopher Wm. Voisin
                                          Secretary

San Diego, California
October 28, 1999

                                                                      APPENDIX A

                         AMENDED AND RESTATED BYLAWS OF
                        INLAND ENTERTAINMENT CORPORATION

                             ARTICLE I -- PURPOSES

     SECTION 1.01 Purpose. This corporation is organized for any and all lawful purposes for which corporations may be organized under the Utah Revised Business Corporation Act, as amended, as set forth in the corporation's Articles of Incorporation.

                             ARTICLE II -- OFFICES

     SECTION 2.01 Offices. The principal office of the corporation may be located at any place, either in or outside the State of Utah, as designated in the corporation's most current Annual Report filed with the Utah Division of Corporations and Commercial Code. The corporation may have such other offices, either in or outside the State of Utah, as the board of directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal office a copy of certain records, as specified in Section 16-10a-1601 of the Utah Revised Business Corporation Act.

     SECTION 2.02 Registered Office. The registered office of the corporation, required by Section 16-10a-501 of the Utah Revised Business Corporation Act, shall be located in the State of Utah and may be, but need not be, identical with the corporation's principal office (if located in the State of Utah). The address of the registered office may be changed from time to time.

                          ARTICLE III -- SHAREHOLDERS

     SECTION 3.01 Annual Meeting. The corporation shall hold an annual meeting of shareholders at such time, date and place as the board of directors shall determine, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

     SECTION 3.02 Special Meeting. The corporation shall hold a special meeting of the shareholders:

          (i) on call of its board of directors or the chairman of the board of directors; or

          (ii) if the holders of shares representing at least ten percent (10%) of all the votes entitled to be cast on any issue that is proposed to be considered at a special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting, stating the purpose or purposes for which it is to be held.

     SECTION 3.03 Place of Meetings. The board of directors may designate any place, either in or outside the State of Utah, as the place at which any annual or special meeting is to be held. If no designation is made, the meeting shall be held at the corporation's principal office.

     [The following Section 3.04 is to be used if Proposal 3 is adopted.]

     SECTION 3.04  Action Without a Meeting.

     (a) Action by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

     (b) Notice of Action. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten (10) days before the consummation of the action authorized by the approval to:

          (i) those shareholders entitled to vote who have not consented in writing; and

          (ii) those shareholders not entitled to vote and to whom the Utah Revised Business Corporation Act requires that notice of the proposed action be given.

The notice must contain or be accompanied by the same material that, under the Utah Revised Business Corporation Act and these Bylaws, would have been required to be sent in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

     (c) Withdrawal of Consent. Any shareholder giving a written consent or the shareholder's proxyholder, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholder, may revoke the consent by a signed writing describing the action and stating that the shareholder's prior consent is revoked, if the writing is received by the corporation prior to the effectiveness of the action.

     (d) Effective Date of Action. An action taken pursuant to this Section 3.04 is not effective unless all written consents on which the corporation relies for the taking of an action pursuant to subsection (a) are received by the corporation within a sixty (60) day period and not revoked pursuant to subsection (c). Action taken pursuant to this Section 3.04 is effective as of the date the last written consent necessary to effect the action is received by the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action, in which case the later date shall be the effective date of the action. If the corporation has received written consents as contemplated by subsection (a) signed by all shareholders entitled to vote with respect to the action, the effective date of the action may be any date that is specified in all the written consents as the effective date of the action.

     (e) Election of Directors. Notwithstanding subsection (a), directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

     (f) Record Date. If not otherwise determined under Section 3.06 of these Bylaws, the record date for determining shareholders entitled to take action without a meeting or entitled to be given notice under subsection (b) of action so taken is the date the first shareholder delivers to the corporation a writing upon which the action is taken pursuant to subsection (a).

     [The following Section 3.04 is to be used if Proposal 3 is not adopted.]

     [SECTION 3.04  Action Without a Meeting.

     (a) Action by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the shareholders entitled to vote on such action. Such consent has the same force and effect as a unanimous vote of the shareholders.

     (b) Withdrawal of Consent. Any shareholder giving a written consent, or the shareholder's proxyholder, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholder, may revoke the consent by a signed writing describing the action and stating that the shareholder's prior consent is revoked, if the writing is received by the corporation prior to the effectiveness of the action.

     (c) Effective Date of Action. An action taken pursuant to this Section 3.04 is not effective unless all written consents on which the corporation relies for the taking of an action pursuant to subsection (a) are received by the corporation within a sixty (60) day period and not revoked pursuant to subsection (b). Action taken pursuant to this Section 3.04 is effective as of the date the last written consent necessary to effect the action is received by the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action, in which case the later date shall be the effective date of the action.]

     SECTION 3.05  Notice of Meeting.

     (a) Notice Required. The corporation shall give notice to shareholders of the date, time and place of each annual and special shareholders' meeting no fewer than ten (10) nor more than sixty (60) days before the meeting date. Notice shall be deemed effective at the earlier of (i) when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid; (ii) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (iii) when received; or (iv) five (5) days after deposit in the United States mail mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

     (b) Exception to Notice Requirement. Notwithstanding any requirement in these Bylaws or elsewhere that notice be given, the corporation shall not be required to give notice to any shareholder to whom:

          (i) a notice of two (2) consecutive annual meetings, and all notices of meetings during the period between the two (2) consecutive annual meetings, have been mailed, addressed to the shareholder at the shareholder's address as shown on the corporation's records, and have been returned undeliverable; or

          (ii) at least two (2) payments, if sent by first class mail, of dividends or interest on securities during a twelve (12) month period, have been mailed, addressed to the shareholder at the shareholder's address as shown on the records of the corporation, and have been returned undeliverable.

     (c) Contents of Notice.

          (i) The notice of every shareholders' meeting must state the place, day and time of the meeting.

          (ii) Notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called, except for those matters specified by law or these Bylaws for which specific notice must be given.

          (iii) Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

          (iv) If a purpose of any shareholder meeting is to consider either (1) a proposed amendment of the Articles of Incorporation (including any restated Articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the (1) amendment;
     (2) plan of merger or share exchange; and (3) a description of the transaction involving the disposition of all or substantially all the corporation's property. If the proposed corporate action creates dissenters' rights under Part 13 of the Utah Revised Business Corporation Act, the notice must state that shareholders are, or may be, entitled to assert dissenters' rights, and must be accompanied by a copy of such Part 13.

     (d) Waiver of Notice. A shareholder may waive any notice required by these Bylaws, before or after the date and time stated in the notice as the date or time when any action will occur or has occurred. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

     (e) Waiver by Attendance. A shareholder's attendance at a meeting:

          (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and

          (ii) in the case of a special meeting, waives objection to consideration of a particular matter at the meeting that is not within the purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     SECTION 3.06  Record Date for Meetings and Other Actions.

     (a) Fixing of Record Date. The board of directors by resolution may fix a record date in order to determine the shareholders entitled to receive notice of a shareholders' meeting, and to determine the shareholders who are entitled to take action without a meeting, to demand a special meeting, to vote, or to take any other action. Such record date may not be more than seventy (70) days before the meeting or action requiring the determination of shareholders.

     (b) Default Record Date. If the board of directors does not fix a record date, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the date before the first notice is delivered to shareholders.

     (c) Adjournment. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting,

     SECTION 3.07 Record Date of Dividends and Other Distributions. The board of directors may fix a future date as the record date for determining shareholders entitled to dividends and other distributions, other than one involving a purchase, redemption, or other acquisition of the corporation's shares. If the board of directors does not fix a record date, the record date is the date the board of directors authorizes the distribution.

     SECTION 3.08 Meetings by Telecommunication. Shareholders may participate in a meeting by, or the meeting may be conducted through the use of, conference telephone or similar means of communication by which all persons participating in the meeting can hear one another during the meeting. A shareholder participating in a meeting by this means is considered to be present at the meeting.

     SECTION 3.09  Voting Lists.

     (a) Requirements for Voting List. After fixing a record date for a shareholders' meeting, the corporation shall prepare a list of the names of all its shareholders who are entitled to be given notice of the meeting. The list must be arranged by voting group, and within each voting group by class or series of shares. The list must be alphabetical within each class or series and must show the address of, and the number of shares held by, each shareholder.

     (b) Inspection of Voting List Prior to a Meeting. The shareholders' list must be available for inspection by any shareholder, beginning on the earlier of ten (10) days before the meeting for which the list was prepared or two (2) business days after notice of the meeting is given and continuing through the meeting and any meeting adjournments, at the corporation's principal office of at a place identified in the meeting notice in the city in which the meeting will be held.

     (c) Inspection of Voting List at the Meeting. The corporation shall make the shareholders' list available at the meeting, and any shareholder, or any shareholder's agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment, for any purpose germane to the meeting.

     (d) Effect on Meeting. The corporation's refusal or failure to prepare or make available the shareholders' list does not affect the validity of action taken at the meeting.

     SECTION 3.10  Proxies.

     (a) Manner of Voting. At all meetings of shareholders, a shareholder may vote his or her shares in person or by proxy.

     (b) Appointment of Proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder's attorney in fact.

     (c) Effective Date. A proxy is effective when received by the corporation.

     (d) Term. A proxy is valid for eleven (11) months unless a longer period is expressly provided in the appointment form.

     (e) Revocation. An appointment of a proxy is revocable by the shareholder, and is revoked upon the death or incapacity of the shareholder (upon receipt of notice of either event by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises the authority under the appointment), unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

     SECTION 3.11 Voting Entitlement of Shares. Each outstanding share is entitled to vote is entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareholders.

     SECTION 3.12 Quorum. Shares entitled to vote at a meeting may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. A majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a quorum is present, it shall be deemed to continue for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

     SECTION 3.13 Vote Required to Take Action for Other than Election of Directors. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, except where a greater number of affirmative votes is otherwise required by law.

     SECTION 3.14  Voting for Directors.

     (a) Manner of Voting. At each election of directors, every shareholder entitled to vote at the election has the right to cast, in person, or by proxy, all of the votes to which the shareholders shares are entitled for as many persons as there are directors to be elected and for whose election the shareholder has the right to vote. Shareholders shall not have a right to cumulate their votes for the election of directors.

     (b) Vote Required. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

     SECTION 3.15 Conduct of Meetings. The board of directors may adopt by resolution such rules and regulations for the conduct of meetings of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations adopted by the board of directors, the chair of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to all such acts as, in the judgment of the chair, are appropriate for the conduct of the meeting. Such rules, regulations and procedures, whether adopted by the board of directors or prescribed by the chair, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting, (b) rules and procedures for maintaining order at the meeting and the safety of those present,
(c) limitations on attendance at or participation in the meeting to shareholders of record, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine, (d) restrictions on entry to the meeting after the time fixed for commencement thereof, and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the board of directors or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                        ARTICLE IV -- BOARD OF DIRECTORS

     SECTION 4.01 General Powers. The business and affairs of the corporation shall be managed under the direction of its board of directors.

     SECTION 4.02 Number. The number of directors of the corporation shall be not less than three (3) nor more than ten (10), with the exact number of directors within such parameters to be set by resolution of the board of directors from time to time; provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

     SECTION 4.03 Chair. One (1) director may be designated by a majority of the full board of directors as chair of the board. The chair of the board shall preside at all meetings of the board of directors.

     SECTION 4.04 Election. The directors shall be elected at each annual meeting of the shareholders. If the directors are not elected at an annual meeting, or if an annual meeting is not held, then the directors may be elected at any special meeting of the shareholders held for that purpose.

     SECTION 4.05 Term. The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected. The terms of all other directors expire at the next annual shareholders' meeting following their election. Despite the expiration of a director's term, the director shall continue to serve until the election and qualification of a successor or until there is a decrease in the number of directors, or until such director's earlier death, resignation or removal from office.

     SECTION 4.06 Qualifications. Directors need not be residents of the State of Utah or shareholders of the corporation.

     SECTION 4.07 Resignation. Any director of the corporation may resign at any time by giving written notice to the corporation. A resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

     SECTION 4.08  Removal.

     (a) Shareholders' Right to Remove Directors. The shareholders may remove one or more directors with or without cause. A director may be removed only at a meeting called for that purpose.

     (b) Notice Requirement. The notice of the meeting at which a director is to be removed must state that the purpose, or one of the purposes, of the meeting is to remove the director.

     (c) Vote Required. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal.

     SECTION 4.09 Vacancies. Any vacancy occurring among the directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by the shareholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

     SECTION 4.10 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors, and may be paid a fixed sum for attendance at each meeting of the board of directors or stated salaries as directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be paid like compensation (including their expenses) for attending committee meetings.

     SECTION 4.11 Regular Meetings. By resolution, the board of directors may determine the time and place, either within or without the State of Utah, for the holding of regular meetings without other notice than such resolution.

     SECTION 4.12 Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board or fifty percent (50%) or more of the directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the State of Utah as the place for holding any special meeting of the board of directors called by them.

     SECTION 4.13 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors. Such consent has the same force and effect as a unanimous vote of the directors. Action taken under this provision is effective at the time the last director signs a writing describing the action taken, unless, prior to that time, any director has revoked a consent by a writing signed by the director and received by the secretary or any other person authorized by the Bylaws or the board of directors to receive the revocation, or unless the consent specifies a different effective time.

     SECTION 4.14 Notice of Special Meetings. Notice of any special meeting shall be given at least one (1) day prior to the date of the meeting. Notice must be in writing unless oral notice is reasonable under the circumstances. Notice may be communicated in person, by any form of electronic communication or by mail or private carrier. The notice need not describe the purpose of the special meeting, unless otherwise required by law or these Bylaws. Notice will conclusively be deemed to have been given and shall be effective when personally delivered (by private carrier or otherwise); or if given by mail, on the fifth day after being sent by first class, registered or certified mail; or if given by telecopy, facsimile or other electronic means, when confirmation of transmission is indicated by the sender's machine or device.

     SECTION 4.15  Waiver of Notice.

     (a) Written Waiver. Any director may waive notice of any meeting before or after the date and time of the meeting stated in the notice. Except as provided in subsection (b) below, the waiver must be in writing and signed by the director entitled to notice. The waiver shall be delivered to the corporation for filing with the corporate records, but delivery and filing are not conditions to its effectiveness.

     (b) Waiver by Attendance. The attendance of a director at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to the holding of the meeting or the transacting of business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.

     SECTION 4.16  Quorum. A majority of the number of directors fixed by
Section 4.02 of these Bylaws constitutes a quorum for the transaction of business at any meeting of the board of directors.

     SECTION 4.17 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board of directors. Voting by proxy is not permitted.

     SECTION 4.18 Meetings by Telecommunication. The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is considered present in person at the meeting.

     SECTION 4.19 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken is presumed to have assented to the action taken unless:

          (i) the director objects at the beginning of the meeting, or promptly upon arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

          (ii) the director contemporaneously requests that his dissent or abstention as to any specific action be entered into the minutes of the meeting; or

          (iii) the director causes written notice of a dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the corporation promptly after adjournment of the meeting.

The right of dissent under this Section as to a specific action shall not be available to a director who votes in favor of the action taken.

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

                            ARTICLE V -- COMMITTEES

     SECTION 5.01 Creation of Committees. The board of directors by resolution adopted by a majority of the number of directors fixed by Section 4.02 of these Bylaws may appoint such committees from time to time, either standing or ad hoc, as it deems necessary or appropriate, including but not limited to an executive committee as described in Section 5.05 below.

     SECTION 5.02  Membership. Each committee shall consist of not less than two
(2) directors, who shall serve at the pleasure of the board of directors.

     SECTION 5.03 Notice, Etc. Sections 4.08 through 4.16 of these Bylaws, which govern meetings, actions without meetings, notice, waiver of notice, and quorum and voting requirements of the board of directors, shall apply to committees and their members, as well.

     SECTION 5.04 Authority. Each committee shall have and may exercise all the authority specified in the resolution by which it is created, except that no committee shall have any authority to adopt a plan of merger or consolidation, to recommend to the shareholders the sale, lease or other disposition of all or substantially all of the property or as of the corporation other than in the usual and regular course of its business, to recommend to the shareholders a voluntary dissolution of the corporation, or to amend the Bylaws of the corporation.

     SECTION 5.05 Executive Committee. The executive committee of the board of directors, if created pursuant to Section 5.01 of these Bylaws, shall consist of two (2) or more directors. When the board of directors is not in session, the executive committee shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee, and except as limited by Section 5.04 of these Bylaws.

                             ARTICLE VI -- OFFICERS

     SECTION 6.01 Number. The corporation shall have such officers as may be determined by the board of directors, and may include a president, a vice president, a secretary, and a treasurer, each of whom shall be appointed by the board of directors. One or more additional vice presidents (the number to be determined by the board of directors) and such other officers and assistant officers and agents as may be deemed necessary may also be appointed by the board of directors. The board of directors may delegate to any officer of the corporation or any committee of the board of directors the power to appoint remove and prescribe the duties of such other officers, assistant officers, agents and employees. Any two (2) or more offices may be held by the same person.

     SECTION 6.02 Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors or by any officer to whom or committee of the board of directors to which the power of appointment has been delegated. Each officer shall hold office until such officer's successor has been appointed or until such officer's death or until such officer shall resign or shall have been removed in the manner provided below. The appointment of an officer shall not itself create any contract rights with the corporation.

     SECTION 6.03 Removal. Any officer, assistant, agent or employee may be removed, with or without cause, at any time by the board of directors, or by any officer to whom or committee of the board of directors to which such power of removal has been delegated but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 6.04 Resignation. An officer may resign at any time by giving written notice of resignation to the corporation. A resignation of an officer is effective when it is received by the corporation, unless the notice specifies a later effective date. An officer's resignation does not affect the corporation's contract rights, if any, with the officer.

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

     SECTION 6.05 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors or by any officer to whom or committee of the board of directors to which such power has been delegated.

     SECTION 6.06 The Chairman of the Board. The chairman of the board, unless otherwise specified by the board of directors, shall be the chief executive officer of the corporation and, under the direction of the board of directors, shall in general supervise and control all the business and affairs of the corporation. The chairman of the board shall, when present, preside at all meetings of the shareholders and at meetings of the board of directors. The chairman of the board may hire, prescribe the duties of, and fire employees, and may delegate such authority in whole or in part to any other officer or employee. The chairman of the board may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, and any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the board of directors from time to time.

     SECTION 6.07 The President. The president is the chief operating officer of the corporation and has, subject to the direction of the chairman of the board, if any, general supervision, direction and control of the day-to-day operations of the business and officers of the corporation. The president has the general powers and duties as may be prescribed by the board of directors. The president may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, and any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed. In the absence of a chairman of the board, or if there is no chairman of the board, the president shall, in addition, be the chief executive officer of the corporation and shall have the powers and duties described in Section 6.06 herein.

     SECTION 6.08 The Vice President. In the absence of the president, or in the event of the president's death, inability or refusal to act, the vice president (or in the event there is more than one vice president, the vice presidents in the order designated by the board of directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

     SECTION 6.09 The Secretary. The secretary shall (a) keep the minutes of the shareholders' and of the board of directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and affix such seal to documents when authorized; (d) keep a register of the address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the chairman of the board, president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; (g) maintain the records required under Section 16-10a-1601 of the Utah Revised Business Corporation Act; and (h) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors. In the absence of a secretary and any assistant secretaries, the president shall perform these duties.

     SECTION 6.10 The Treasurer. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of

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

directors shall determine. He or she shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 8.04 of these Bylaws; and (c) in general, perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the president or by the board of directors. In the absence of a treasurer, the secretary shall perform such duties.

     SECTION 6.11 Assistant Secretaries and Assistant Treasurers. The assistant secretaries, when authorized by the board of directors, may sign with the chairman of the board, president or a vice president certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the board of directors. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant secretaries and assistant treasurer, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

     SECTION 6.12 Compensation. The compensation of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the corporation.

           ARTICLE VII -- CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 7.01  Certificates for Shares.

     (a) Shareholder's Right to a Certificate; Contents. Shares may but need not be represented by certificates. Unless required by law, the rights and obligations of shareholders are not affected by whether or not their shares are represented by certificates. Notwithstanding anything herein to the contrary, every owner of shares of stock of the corporation may request to have a certificate or certificate, in a form approved by the board of directors, certifying the number and class and series of shares of the stock of the corporation owned by such shareholder. Such certificates shall be consecutively numbered in the order in which they are issued.

     (b) Signatures. Each certificate shall be signed by the chairman of the board or the president or a vice president and by the secretary or an assistant secretary, or by such other officers as may be designated from time to time by the board of directors. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall cease to hold such office or position before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the person who signed the certificate, or whose facsimile signature has been placed on the certificate, still held such office or position at the date of issue.

     (c) Shareholder Register. A record shall be kept of the names and addresses of the persons and entities owning the capital stock of the corporation, the number and class and series of shares represented by each stock certificate, and the date thereof, and when canceled, the date of cancellation. Every certificate surrendered to the corporation for exchange or transfer must be canceled, and no new certificate or certificates may be issued in exchange for any existing certificate until the existing certificate has been canceled, except in cases provided for in Section 7.05.

     SECTION 7.02 Transfers of Stock. Transfers of shares of stock of the corporation shall be made only on the books of the corporation by the registered holder of such shares, or by such holder's attorney as authorized by a power of attorney duly executed and filed with the secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 7.04, upon surrender of the certificate or certificates representing such shares properly endorsed for transfer or when proper instructions with respect to the transfer of uncertificated shares are received by the transfer agent appointed as provided in Section 7.04. The person in whose name shares of stock stand on the books of the corporation shall be deemed the
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

owner of such shares for all purposes as regards the corporation. Whenever any transfer of shares is made for collateral security, and not absolutely, such fact shall be indicated in the entry of transfer if, when the certificate or certificates are presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

     SECTION 7.03 Regulations. The board of directors may make such rules and regulations as it deems expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates representing shares of the corporation's capital stock.

     SECTION 7.04 Transfer Agent. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

     SECTION 7.05 Lost, Stolen, Destroyed, and Mutilated Certificates. If any stock certificate is lost, stolen, destroyed, or mutilated, the corporation may issue another certificate in its place upon proof of such loss, theft, destruction, or mutilation and upon receipt by the corporation of a bond of indemnity in such form and for such amount as the board of directors may direct; provided, however, that a new certificate may be issued without requiring any bond when the board of directors determines that it is proper.

     SECTION 7.06 Legends. Each stock certificate shall contain such legend or other statements as may be required by the Utah Revised Business Corporation Act, the Utah Uniform Securities Act, the federal securities laws, and any agreement between the corporation and the applicable shareholder. Failure to comply with the requirements of this Section 7.06 shall not affect the validity of any certificate of stock which is otherwise issued in accordance with the provisions of this Article VII.

             ARTICLE VIII -- CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 8.01 Contracts. The board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 8.02 Loans. No loans may be contracted on behalf of the corporation and no promissory notes or other evidences of indebtedness may be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances. No loan may be made by the corporation secured by its unissued shares.

     SECTION 8.03 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, or agent or agents, of the corporation as may from time to time be determined by resolution of the board of directors.

     SECTION 8.04 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.

                            ARTICLE IX -- DIVIDENDS

     SECTION 9.01 Dividends. The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the corporation's Articles of Incorporation.

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

                          ARTICLE X -- INDEMNIFICATION

     SECTION 10.01  Definitions. As used in this Article X:

     (a) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

     (b) "Director" means an individual who is or was a director of the corporation or an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee fiduciary, or agent of another corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

     (c) "Expenses" include counsel fees.

     (d) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses.

     (e) "Officer," "employee," fiduciary," and "agent" include any person who, while serving the indicated relationship to the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, fiduciary, or agent of another corporation or other person or of an employee benefit plan. An officer, employee, fiduciary, or agent is considered to be serving an employee benefit plan at the corporation's request if the person's duties to the corporation also impose duties on, or otherwise involve services by, that person to the plan or participants in, or beneficiaries of the plan. Unless the context requires otherwise, such terms include the estates or personal representatives of such persons.

     (f) "Official capacity" means:

          (i) when used with respect to a director, the office of director in the corporation; and

          (ii) when used with respect to a person other than a director, as contemplated in Section 10.07, the office in the corporation held by the officer of the employment, fiduciary, or agency relationship undertaken by him or her on behalf of the corporation,

     "Official capacity" does not include service for any other corporation, other person, or employee benefit plan.

     (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     SECTION 10.02  Authority to Indemnify Directors.

     (a) Except as provided in Subsection 10.02(d), the corporation shall indemnify an individual made a party to a proceeding because he or she is or was a director, against liability incurred in the proceeding if:

          (i) his or her conduct was in good faith; and

          (ii) he or she reasonably believed that his or her conduct was in, or not opposed to, the corporation's best interests; and

          (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his conduct was unlawful.

     (b) A director's conduct with respect to any employee benefit plan for a purpose he or she reasonably believed to be in or not opposed to the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of Subsection 10.02(a)(ii).

     (c) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

     (d) The corporation may not indemnify a director under this section:

          (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

          (ii) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in his or her official capacity, in which proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.

     (e) Indemnification permitted under this Section 10.02 in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

     SECTION 10.03 Mandatory Indemnification of Directors. The corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he or she was a party because he or she is or was a director of the corporation, against reasonable expenses incurred by him or her in connection with the proceeding or claim with respect to which he or she has been successful.

     SECTION 10.04  Advance of Expenses for Directors.

     (a) The corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

          (i) the director furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct described in Section 10.02;

          (ii) the director furnishes to the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

          (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under this part.

     (b) The undertaking required by Subsection 10.04(a)(ii) must be an unlimited general obligation of the director but need not be secured and shall be accepted without reference to financial ability to make repayment.

     (c) Determination of payments under this section shall be made in the manner specified in Section 10.06.

     SECTION 10.05 Court-Ordered Indemnification of Director. A director of the corporation who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

          (a) if the court determines that the director is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification; and

          (b) if the court determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the applicable standard of conduct set forth in Section 10.02 or was adjudged liable as described in Subsection 10.02(d), the court may order indemnification as the court determines to be proper, except that the indemnification
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

     with respect to any proceeding in which liability has been adjudged in the circumstances described in Subsection 10.02(d) is limited to reasonable expenses incurred.

     SECTION 10.06  Determination of Indemnification of Directors.

     (a) A corporation may not advance expenses to a director under Section
10.04 until after the written affirmation and undertaking required by Subsection 10.04(a)(ii) are received and the determination required by Subsection 10.04(a)(iii) has been made.

     (b) The determinations required by Subsection 10.06(a) shall be made:

          (i) by the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

          (ii) If a quorum cannot be obtained as contemplated in Subsection 10.06(b)(i), by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee; or

          (iii) by special legal counsel:

             (1) selected by the board of directors or its committee in the manner prescribed in Subsections 10.06(b)(i) and (ii); or

             (2) if a quorum of the board of directors cannot be obtained under Subsection 10.06(b)(i) and a committee cannot be designated under Subsection 10.06(b)(ii), selected by a majority vote of the full board of directors, in which selection directors who are parties to the proceeding may participate; or

          (iv) by the shareholders, by a majority of the votes entitled to be cast by holders of qualified shares (as defined in the Utah Revised Business Corporation Act) present in person or by proxy at a meeting.

     (c) A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with this section. Shareholders' action that otherwise complies with this section is not affected by the presence of holders, or the voting, of shares that are not qualified shares.

     SECTION 10.07 Indemnification of Officers, Employees, Fiduciaries, and Agents.

     (a) an officer of the corporation is entitled to mandatory indemnification under Section 10.03, and is entitled to apply for court-ordered indemnification under Section 10.05, in each case to the same extent as a director;

     (b) the corporation shall indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

     (c) the corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy and if provided for by specific action of the board of directors, or contract.

     SECTION 10.08 Insurance. The corporation may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while serving as a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another foreign or domestic corporation or other person, or of an employee benefit plan, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify him or her against the same liability under Sections 10.02, 10.03 or 10.07. Insurance may be procured from any

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

insurance company designated by the board of directors, whether the insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

     SECTION 10.09 Limits on Directors' Liability. Pursuant to the corporation's Articles of Incorporation, and to the fullest extent permitted by the Utah Revised Business Corporation Act, as the same exists or may hereafter be amended, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director.

     SECTION 10.10 Savings Clause. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each officer and director as to expenses, including attorneys' fees, judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including without limitation a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                          ARTICLE XI -- MISCELLANEOUS

     SECTION 11.01 Seal. The board of directors may provide a corporate seal, which shall be in the form of a circle and shall bear the name of the corporation and words and figures showing that the corporation was incorporated in the State of Utah and the year of incorporation.

     SECTION 11.02 Amendments. These Bylaws, or any of them may be altered, amended or repealed, and new Bylaws may be made, (i) by the board of directors, by vote of a majority of the directors then in office, acting at any meeting of the board of directors, or (ii) by the shareholders, by vote of a majority of a quorum of the shareholders, at any annual meeting of shareholders, without previous notice, or at any special meeting of shareholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Except as otherwise provided in the corporation's Articles of Incorporation, any Bylaws made or altered by the shareholders may be altered or repealed by either the board of directors or the shareholders.

     SECTION 11.03 Fiscal Year. Unless otherwise specified by the board of directors, the fiscal year of the corporation shall end on the 30th day of June in each year.

     SECTION 11.04 Voting of Stock in Other Corporations. Unless otherwise ordered by the board of directors, the chairman of the board, the president and each vice president shall have full power and authority on behalf of the corporation to attend any meeting of shareholders of any corporation in which the corporation may hold stock, to vote the stock held by the corporation, to exercise on behalf of the corporation at any such meeting any and all of the rights and powers incident to the ownership of such stock, and to execute and deliver on behalf of the corporation proxies and consents in connection with the exercise by the corporation of the rights and powers incident to the ownership of such stock. The board of directors may, from time to time, confer like powers upon any other person or persons.

PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

                        INLAND ENTERTAINMENT CORPORATION

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of Inland Entertainment Corporation, a Utah corporation (the "Company"), hereby appoints Andrew B. Laub, Christopher Wm. Voisin, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on December 10, 1999, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on October 22, 1999, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSALS 2, 3 AND 4, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THERE IS THE POSSIBILITY THAT PRIOR TO THE ANNUAL MEETING, RICHARD T. HARRISON, A NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS, WILL HAVE RESIGNED FROM HIS CURRENT POSITIONS AS A DIRECTOR AND EXECUTIVE OFFICER OF THE COMPANY AND ONE OF ITS SUBSIDIARIES AND WILL DECLINE TO SERVE AS A DIRECTOR AT THE ANNUAL MEETING. IN THAT EVENT, THE BOARD OF DIRECTORS WILL DECREASE THE NUMBER OF AUTHORIZED DIRECTORS TO EIGHT; AS A RESULT, A VOTE FOR ALL OF THE NOMINEES SHALL BE A VOTE FOR THE EIGHT REMAINING NOMINEES AND, IF NO DIRECTIONS ARE SPECIFIED, THE PERSONS NAMED IN THE PROXY WILL VOTE TO ELECT THE EIGHT REMAINING NOMINEES. FOR PURPOSES OF COMPLETING YOUR PROXY, WHETHER OR NOT MR. HARRISON DECLINES TO SERVE AS A DIRECTOR, YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR CERTAIN NOMINEES, INCLUDING MR. HARRISON, AS SPECIFIED ON THE REVERSE SIDE.


   (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

                        INLAND ENTERTAINMENT CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE LISTED NOMINEES AND THE LISTED PROPOSALS HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" THE LISTED PROPOSALS.

                                       [ ] I plan to attend the meeting

    1. Election of Directors:

       Nominees for election to the Board of Directors: Richard T. Harrison*, Thomas G. Holmes, Andrew B. Laub, Jana McKeag, G. Fritz Opel, Charles Reibel, Sanjay Sabnani, Cornelius E. "Neil" Smyth and L. Donald Speer II.


               FOR all the                           WITHHOLD
             nominees listed                        AUTHORITY
          (except as indicated                   to vote for all
            to the contrary)                     nominees listed
                   [ ]                                 [ ]


    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE,
    WRITE THE NOMINEE'S(S') NAME(S) ON THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------
    *  See the disclosure on the reverse side of this Proxy concerning
       Mr. Harrison

    2. Proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Venture Catalyst Incorporated."


         FOR           AGAINST        ABSTAIN
         [ ]             [ ]            [ ]

    3. Proposal to approve a resolution permitting the Company to take action by the written consent of fewer than all of the shareholders of the Company entitled to vote with respect to the subject matter of the action.


         FOR           AGAINST        ABSTAIN
         [ ]             [ ]            [ ]

    4. Proposal to approve the Amended and Restated Bylaws of the Company.


         FOR           AGAINST        ABSTAIN
         [ ]             [ ]            [ ]

    5. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

                                       Date:                 , 1999
                                            ----------------

                                       ------------------------------
                                                Signature

                                       ------------------------------
                                         Signature (if held jointly)

                     (Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.)


                                       2